Exhibit 32.2

CERTIFICATION

I, David W. Devonshire, Executive Vice President and Chief Financial Officer of Motorola, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the quarterly report on Form 10-Q for the quarterly period ended October 2, 2004 (the “Quarterly Report”), which this statement accompanies fully complies with the requirements of Section 13(a) for the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2)	information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Motorola, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: November 9, 2004

/S/ DAVID W. DEVONSHIRE
David W. Devonshire
Executive Vice President and Chief Financial Officer, Motorola, Inc.